UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2019

UGI CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-11071	23-2668356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 North Gulph Road King of Prussia, Pennsylvania		19406
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 337-1000

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 1, 2019, UGI Corporation, a Pennsylvania corporation (“UGI”), AmeriGas Propane Holdings, Inc., a Delaware corporation, AmeriGas Propane Holdings, LLC, a Delaware limited liability company (“Merger Sub”), AmeriGas Partners, L.P., a Delaware limited partnership (the “Partnership”), and AmeriGas Propane, Inc., a Pennsylvania corporation and the general partner of the Partnership (the “General Partner”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub, an indirect, wholly owned subsidiary of UGI, will merge with and into the Partnership, with the Partnership surviving as an indirect, wholly owned subsidiary of UGI (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger, each outstanding common unit of the Partnership (each, a “Partnership Common Unit”) other than Partnership Common Units owned by UGI and its subsidiaries, including the General Partner (each, a “Public Common Unit”), will be converted into the right to receive, at the election of each holder of Public Common Units (each, an “Unaffiliated Partnership Unitholder”), subject to proration as described in the Merger Agreement, one of the following forms of merger consideration (subject to applicable withholding tax): (i) 0.6378 shares of UGI common stock, no par value (“UGI Shares”); (ii)(A) $7.63 in cash, without interest, and (B) 0.500 UGI Shares; or (iii) $35.325 in cash, without interest. In connection with the Merger, the General Partner’s interest, including its right to incentive distributions, will convert into Partnership Common Units, which will remain outstanding after the Merger, and a non-economic general partner interest in the Partnership. The Partnership Common Units owned by UGI or its subsidiaries, excluding the General Partner, will automatically be cancelled and cease to exist following the Merger.

The Board of Directors of UGI has, by unanimous vote, approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and determined that the Merger is in the best interests of UGI and its shareholders.

In addition, the Audit Committee (the “GP Audit Committee”) of the Board of Directors of the General Partner (the “GP Board”) has, by unanimous vote, determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair and reasonable to, and in the best interests of, the Partnership and the Unaffiliated Partnership Unitholders, approved, and recommended that the GP Board approve, the Merger Agreement, the execution, delivery and performance of the Merger Agreement and the transactions contemplated thereby, including the Merger, and recommended that the GP Board submit the Merger Agreement to a vote of the holders of Partnership Common Units, and resolved, and recommended that the GP Board resolve, to recommend approval of the Merger Agreement by the holders of Partnership Common Units.

The GP Board (acting upon the recommendation of the GP Audit Committee) has, by unanimous vote, further determined that the terms of the Merger Agreement and the Merger are fair and reasonable to, and in the best interests of, the Partnership and the Unaffiliated Partnership Unitholders, approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and resolved to recommend that the holders of the Partnership Common Units approve the Merger Agreement.

The Partnership has agreed not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative business combinations, subject to certain exceptions with respect to unsolicited proposals received by the Partnership. In addition, the Partnership has agreed to call a special meeting of the holders of Partnership Common Units (the “Special Meeting”) to approve the Merger Agreement. However, the GP Audit Committee may, subject to certain conditions, change its recommendation in favor of approval of the Merger Agreement and the Merger if, in connection with receipt of a superior proposal or in response to an intervening event, it determines in good faith that failure to take such action would be inconsistent with its duties under applicable law, as modified by the Partnership’s agreement of limited partnership.

The Merger Agreement contains customary representations and warranties from the parties, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of business during the interim period between the execution of the Merger Agreement and the effective time of the Merger and (2) the obligation to use reasonable best efforts to cause the Merger to be consummated.

Completion of the Merger is subject to certain customary conditions, including, among others: (1) approval of the Merger Agreement by holders of a majority of the outstanding Partnership Common Units; (2) there being no law or injunction prohibiting consummation of the transactions contemplated under the Merger Agreement; (3) the effectiveness of a registration statement on Form S-4 relating to the issuance of UGI Shares pursuant to the Merger Agreement; (4) approval for listing on the New York Stock Exchange of the UGI Shares issuable pursuant to the Merger Agreement; (5) subject to specified materiality standards, the accuracy of certain representations and warranties of the other party; and (6) compliance by the respective parties in all material respects with their respective covenants.

The Merger Agreement provides for certain termination rights for both UGI and the Partnership. The Merger Agreement provides that upon termination of the Merger Agreement under certain circumstances, the Partnership will be obligated to (1) pay UGI a termination fee equal to $20 million and/or (2) reimburse UGI for its expenses in an amount not to exceed $5 million. The Merger Agreement also provides that upon termination of the Merger Agreement under certain circumstances, UGI will be obligated to reimburse the Partnership for its expenses in an amount not to exceed $5 million.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about UGI, the Partnership or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of UGI, the Partnership or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in UGI’s or the Partnership’s public disclosures.

Support Agreement

In connection with execution of the Merger Agreement, the Partnership and the General Partner entered into a Support Agreement, dated as of April 1, 2019 (the “Support Agreement”), pursuant to which the General Partner has agreed to vote all Partnership Common Units that it or its affiliates beneficially own as of the record date of the Special Meeting in favor of the Merger Agreement and the Merger at the Special Meeting. The Support Agreement is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Item 7.01.	Regulation FD Disclosure.

UGI and the Partnership issued a joint press release on April 2, 2019 announcing the execution of the Merger Agreement and updating earnings guidance for the fiscal year ending September 30, 2019. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. On April 2, 2019, UGI also posted to its website an investor presentation related to the Merger, which is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 1, 2019, by and among UGI Corporation, AmeriGas Propane Holdings, Inc., AmeriGas Propane Holdings, LLC, AmeriGas Partners, L.P. and AmeriGas Propane, Inc.*

10.1	Support Agreement, dated as of April 1, 2019, by and between AmeriGas Partners, L.P. and AmeriGas Propane, Inc.

99.1	Press Release dated April 2, 2019

99.2	Investor Presentation dated April 2, 2019

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

Forward-Looking Statements

All statements in this Current Report on Form 8-K (and oral statements made regarding the subjects of this communication) other than historical facts are forward-looking statements. The safe harbor provisions under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 do not apply to forward-looking statements made or referred to in this Current Report on Form 8-K. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of UGI and the Partnership, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: statements regarding the expected benefits of the proposed transaction to UGI and its shareholders, and the Partnership and its unitholders; the anticipated completion of the proposed transaction and the timing thereof; the expected future growth, dividends and distributions of the combined company; and plans and objectives of management for future operations. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the transaction; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction are not obtained; local, regional and national economic conditions and the impact they may have on UGI, the Partnership and their customers; changes in tax laws that impact master limited partnerships and the continued analysis of recent tax legislation; conditions in the energy industry, including cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil as well as increased customer conservation measures; adverse weather conditions; the financial condition of UGI’s and the Partnership’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the transaction; changes in safety, health, environmental and other regulations; liability for uninsured claims and for claims in excess of insurance coverage; domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East; foreign currency exchange rate fluctuations (particularly the euro); the timing of development of Marcellus Shale gas production; the results of any reviews, investigations or other proceedings by government authorities; addressing any reviews, investigations or other proceedings by government authorities or shareholder actions; the performance of the Partnership; and the interruption, disruption, failure, malfunction or breach of UGI’s or the Partnership’s information technology systems, including due to cyber-attack.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in each of UGI’s and the Partnership’s Annual Reports on Form 10-K for the fiscal year ended September 30, 2018, and those set forth from time to time in each entity’s filings with the U.S. Securities and Exchange Commission (“SEC”), which are available at www.ugicorp.com and www.amerigas.com, respectively. Except as required by law, UGI and the Partnership expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information and Where You Can Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger between UGI and the Partnership will be submitted to Partnership unitholders for their consideration.

In connection with the proposed transaction, UGI and the Partnership, as applicable, will file a registration statement on Form S-4, including a proxy statement/prospectus, and other related documents, including a Schedule 13E-3, with the SEC. This Current Report on Form 8-K is not a substitute for the Merger Agreement, proxy statement/prospectus, the Schedule 13E-3 or any other document that UGI or the Partnership may file with the SEC in connection with the transaction. BEFORE MAKING ANY VOTING DECISION OR ELECTION, SECURITY HOLDERS OF THE PARTNERSHIP ARE ADVISED TO CAREFULLY READ THE MERGER

AGREEMENT, THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND THE SCHEDULE 13E-3, AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive proxy statement/prospectus will be sent to Partnership unitholders in connection with the Special Meeting. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available), the Schedule 13E-3 (when available) and other relevant documents filed by UGI or the Partnership with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement/prospectus, the Schedule 13E-3 and other relevant documents (when available) from www.ugicorp.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Solicitation

UGI, the Partnership, the General Partner and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in UGI’s proxy statement relating to its 2019 Annual Meeting of Shareholders, which was filed with the SEC on December 20, 2018, and the Partnership’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, which was filed with the SEC on November 20, 2018, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

UGI CORPORATION

Date: April 2, 2019	By:	/s/ Monica M. Gaudiosi
Monica M. Gaudiosi
Vice President and General Counsel, Secretary